Supplement dated November 12, 2014 to

Statement of Additional Information

dated March 1, 2014, as supplemented on

July 1, 2014 and August 1, 2014

The Victory Portfolios

This Statement of Additional Information (“SAI”) is being revised as follows to add language pertaining to limitations on exchanges and related privileges across certain Victory Funds and to reflect the appointment of two new Trustees to the Board of Trustees, effective October 31, 2014.

1. The following information is added at the end of the SAI section ADDITIONAL PURCHASES, EXCHANGE AND REDEMPTION INFORMATION:

The ability to exchange shares of the Funds covered by this SAI with other Victory Funds that are series of the Trust may be limited to the extent these Funds employ different transfer agents. As of the date of this SAI, the following series of the Trust have a different transfer agent than the Funds and are not, therefore, eligible for exchanges with the Funds if you hold your shares in an account established directly with the Funds:

•	Integrity Micro-Cap Equity Fund	•	Munder Growth Opportunities Fund
•	Integrity Mid-Cap Value Fund	•	Munder Index 500 Fund
•	Integrity Small/Mid-Cap Value Fund	•	Munder International Fund-Core Equity
•	Integrity Small-Cap Value Fund	•	Munder International Small-Cap Fund
•	Munder Emerging Markets Small-Cap Fund	•	Munder Mid-Cap Core Growth Fund
		•	Munder Total Return Bond Fund

If you hold your Fund shares in an account established with a financial intermediary, contact your financial intermediary to determine whether an exchange between shares of your Fund and those of a Victory Fund listed above is available.

In addition, the following is added at the end of the SAI section ADDITIONAL PURCHASES, EXCHANGE AND REDEMPTION INFORMATION/REDUCED SALES CHARGE:

•                                          Limitations Across Certain Funds.  The ability to apply a Letter of Intent or Right of Accumulation to the Funds covered by this SAI in combination with other Victory Funds that are series of the Trust may be limited to the extent these Victory Funds employ different transfer agents. Similar limitations may exist on exchanges between these groups of Victory Funds. Your Investment Profession can provide information on your ability to combine purchases across these groups of Victory Funds under one of these programs to reduce the sales charge applicable to your investments or to exchange between them.

2. The following information is added to the tables and information under the SAI section MANAGEMENT OF THE TRUST:

Independent Trustees.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
Thomas D. Eckert, 67	Trustee	October 2014

Retired (since 10/14); Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (9/11 to 10/14); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).

NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07); Trustee, Munder Series Trust (2/93 - 10/14) (11 portfolios)

Thomas P. Lemke, 60	Trustee	October 2014	Retired (since 4/13); Executive Vice President and General Counsel, Legg Mason, Inc. (asset management) (2/05-3/13).

AXA Premier VIP Trust (36 portfolios) (since 1/14); The Advisors’ Inner Circle Fund III (6 portfolios) (since 3/14); J.P. Morgan Exchange-Traded Fund Trust (4 portfolios) (since 5/14); Munder Series Trust (1/14-10/14) (11 portfolios)

Experience and qualifications of the Trustees.

The following summarizes the experience and qualifications of the Trustees.

•                  Thomas D. Eckert. Mr. Eckert was the President and Chief Executive Officer of Capital Automotive Real Estate Services, Inc., a real estate investment operating company specializing in retail automotive properties. Mr. Eckert’s strategic planning, organizational and leadership skills combined with his previous position as Chairman and Trustee of the Munder Funds Board will help the Board set long-term goals for the Funds and establish processes for overseeing Trust policies and procedures.

•                  Thomas P. Lemke. Mr. Lemke has extensive experience in the financial services industry, including experience in various senior management positions with financial services firms and multiple years of service with a regulatory agency. In addition, Mr. Lemke has a background in controls, including legal, compliance, risk management, and served as general counsel for several financial services firms. The Board believes that Mr. Lemke’s broad and diverse industry experience combined with his previous position as Trustee with the Munder Funds Board will allow him to provide the Board with significant insight into the regulatory and control requirements to which the fund industry is subject and assist the Board in carrying out its oversight responsibilities.

Fund ownership.

The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by the Trustees as of December 31, 2013. No Independent Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or Victory Capital Advisers, Inc. (the “Distributor”) or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (other than Funds in the Victory Funds Complex). Except as stated below, as of January 31, 2014, the Trustees and officers as a group owned beneficially less than 1% of each class of outstanding shares of the Funds. As of January 31, 2014, the Trustees and officers as a group owned beneficially 7.0% of Class A shares of the Dividend Growth Fund, 8.4% of Class I shares of the Dividend Growth Fund and 3.6% of Class I shares of the Global Equity Fund.

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Eckert*	N/A	N/A
Mr. Lemke*	N/A	N/A

* Appointed to the Board effective October 31, 2014.

Remuneration of Trustees and the Chief Compliance Officer.

The Victory Fund Complex will pay each Independent Trustee $132,000 per year for his or her services to the Funds in the Complex. The Board Chair will be paid an additional retainer of $66,000 per year. The Board reserves the right to award reasonable compensation to any Interested Trustee. The following tables indicate the compensation received by each Trustee and the Chief Compliance Officer from the Trust and from the Victory Fund Complex for the fiscal year ended October 31, 2013. As of October 31, 2013, there were 16 mutual funds in the Victory Fund Complex for which the Trustees listed below were compensated. The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees.

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Eckert*	N/A	N/A
Mr. Lemke*	N/A	N/A

* Appointed to the Board effective October 31, 2014.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.